Supplement to the Prospectus

These are speculative securities as defined by the Arizona Securities Division Rule R14-4-118.

To be attached to front cover page of the prospectus of United New Concepts Fund, Inc. Class A Shares dated July 18, 1995 distributed in the state of Arizona.

This supplement is dated January 23, 1996

NUS1012AZ(1-96)

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This supplement is required by the Division of Securities of the State of
Missouri

     The security offered hereby may be considered speculative due to the Fund's intention to borrow money for investment in securities. In addition, if and to the extent the Fund's investment activity results in a high rate of portfolio turnover, it will incur correspondingly greater commission expenses and transaction costs.

To be attached to the front cover page of the prospectus of United New Concepts Fund, Inc. Class A shares dated July 18, 1995

This supplement is dated January 23, 1996

NUS1012MO(1-96)